UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 10, 2009
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 10, 2009, Kevin C. Martin, a director of LNB Bancorp, Inc. (the “Company”) and member of the Company’s Compensation Committee and Audit and Finance Committee, passed away suddenly at the age of 52.
     Commenting on the announcement, Chairman of the Board James R. Herrick said, “We are deeply saddened by Kevin’s death, and we extend our heartfelt sympathies to his family and friends. We will miss Kevin as both a valuable member of our Board and as a true friend.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: February 13, 2009	By:	/s/ Sharon L. Churchill
Sharon L. Churchill
Chief Financial Officer